Exhibit 10.16

Amendment No. 6 to Sublease

This Amendment No. 6 (the “Sixth Amendment”) is effective as of September 1, 2013 (the “Sixth Amendment Effective Date”) by and between Silver Creek Pharmaceuticals (“Subtenant”) and FibroGen, Inc. (“FibroGen”). This Sixth Amendment amends the Sublease entered into by and between Subtenant and FibroGen on August 6, 2010 (the “Sublease”), as amended pursuant to the First Amendment on February 1, 2011, the Second Amendment on May 1, 2011, the Third Amendment on June 15, 2011, the Fourth Amendment on August 1, 2011 and the Fifth Amendment on September 1, 2012 (the “Prior Amendments”). Subtenant and FibroGen shall be referred to individually herein as a “Party”, and collectively as, the “Parties”.

Whereas, Subtenant is presently subletting certain office and laboratory space; and

Whereas, Subtenant wishes to continue to sublease certain designated office and laboratory space from FibroGen in the 409 Building; and

Whereas, Effective December 15, 2013, Subtenant wishes to add 163 square feet to the space that Subtenant is currently occupying in the Vivarium Area.

Now, Therefore, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

•	Unless otherwise defined herein, all capitalized terms and phrases used in this Sixth Amendment shall have the meaning ascribed to them in the Sublease as amended by the Prior Amendments.

•	Effective December 15, 2013, Section 2.1 of the Sublease is hereby deleted in its entirety and replaced with the following:

“2.1 Conditioned upon receipt of Master Lessor’s written consent, FibroGen hereby subleases to Subtenant and Subtenant hereby takes from FibroGen certain real property as described below (the “Subleased Premises”) comprising of approximately the total grossed-up footprint equaling one thousand eight hundred and seventy-eight point thirty-three (1,878.33) square feet as follows:

•	In Vivarium Area #2001, #2012, #2014, #2016, #2018 and #2024. Total grossed-up area equals five hundred and eleven point thirty-three (511.33) square feet.

•	1⁄2 of Laboratory #4034/#4036. Total grossed-up area equals eight hundred and thirty (830) square feet.

•	Office Area #5202 and Open Area #5221. Total grossed-up area equals five hundred and thirty seven (537) square feet.

•	The Subleased Premises may be increased upon the mutual agreement of the Parties hereto in the form of a signed amendment to this Sublease. However, it is expressly understood that neither Party hereto is obligated to enter into such an amendment.”

•	Section 3.2 of the Sublease is hereby deleted in its entirety and replaced with the following:

“3.2 This Sublease will expire on:

•	June 1, 2014 (“Expiration Date”)

•	Subtenant shall have the option to extend term of lease for one additional six (6) month term by giving thirty (30) days written notice no later than thirty (30) days from the Expiration Date stated in Section 3.2a”

•	Section 4.1 of the Sublease is hereby amended with the following:

“4.1 Subtenant shall pay a monthly rent (“Rent”) to FibroGen for the Subleased Premises according to the following Schedule:

Months	Rent/Sq.Ft./Mo.	Total Sq. Ft.	Amount/Mo.
September 1, 2010-January 31, 2011 (Lab/Office)	$6.80	761.00	$5,174.80
February 1, 2011-April 30, 2011 (Lab/Office)	$6.80	1271.00	$8,642.80
May 1, 2011-June 14, 2011 (Lab/Office)	$6.80	1354.00	$9,207.20
June 15, 2011-July 31, 2011 (Lab/Office/Vivarium)	$6.50/Vivarium	348.33	$2,264.15
	$6.80/Office/Lab	1354.00	$9,207.20
		Total Sq. Ft.	Total Amt./Mo.
		1738.33	$11,471.35
August 1, 2011-August 7, 2011 (Lab/Office/Vivarium)	$6.50/Vivarium	348.33	$511.28
	$6.80/Office/Lab	1354.00	$2,079.00
		Total Sq. Ft.	Total Amt.
		1715.33	$2,590.28
August 8, 2011-August 31, 2011* (Lab/Office/Vivarium)	$6.50/Vivarium	348.33	$1,752.87
	$6.60/Office/Lab	1367.00	$6,984.96
		Total Sq. Ft.	Total Amt.
		1715.33	$8,737.83
September 1, 2011-December 14, 2013 (Lab/Office/Vivarium)	$6.50/Vivarium	348.33	$2,264.15
	$6.60/Office/Lab	1367.00	$9,022.20
		Total Sq. Ft.	Total Amt./Mo.
		1715.33	$11,286.35
December 15, 2013-June 1, 2014 (Lab/Office/Vivarium)	$6.50/Vivarium	511.33	$3,323.65
	$6.60/Office/Lab	1367.00	$9,022.20
		Total Sq. Ft.	Total Amt./Mo.
		1878.33	$12,345.85

*	Note: Pro-Rated Rent Payment”

•	This Sixth Amendment, together with the Sublease, as amended by the Prior Amendments, contains the entire understanding of the Parties with respect to the subject matter hereof. Except as otherwise provided herein and in the Prior Amendments, the Sublease has not been modified or amended and remains in full force and effect. All express or implied agreements and understandings that conflict with the terms of this Sixth Amendment, either oral or written, heretofore made with respect to subject matter herein are expressly superseded by this Sixth Amendment.

•	This Sixth Amendment may be executed in counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. Counterparts may be signed and delivered by facsimile and/or via portable document format (pdf) (or similar format), each of which shall be binding when sent.

In Witness Whereof, the Parties have executed this Sixth Amendment to the Sublease as of the Sixth Amendment Effective Date.

FibroGen, Inc.		Silver Creek Pharmaceuticals

By:	/s/ Pat Cotroneo	By:	/s/ Matthew Onsum
Name:	Pat Cotroneo	Name:	Matthew Onsum
Title:	CFO	Title:	President
Date:	12/12/13	Date:	12/9/13

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